U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 7, 2004
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                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                     1-16137                16-1531026
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)



 9645 Wehrle Drive, Clarence, New York                             14031
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 1.01.  Entry into a Material Definitive Agreement

On April 7, 2005, Wilson Greatbatch Technologies, Inc (the "Company") entered into a binding purchase order (the "Agreement") with Cardiac Pacemakers, Inc., d/b/a Guidant Corporation for the purchase of wet tantalum capacitors. The Agreement is effective as of April 7, 2005 and expires March 31, 2006. Pursuant to the Agreement, Guidant Corporation has made a commitment to purchase a minimum quantity of wet tantalum capacitors from the Company at prices specified in the Agreement, and the Agreement also specifies prices for any additional purchases of wet tantalum capacitors during the Agreement period.

The Agreement supersedes and replaces the initial binding purchase order with Guidant Corporation for wet tantalum capacitors that took effect on January 1, 2005.

The Company intends to file a copy of the Agreement with its Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2005.


Item 1.02.  Termination of a Material Definitive Agreement

The information provided under Item 1.01 above is hereby incorporated by reference into this item.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 13, 2005             WILSON GREATBATCH TECHNOLOGIES, INC.


                                   By: /s/ Lawrence P. Reinhold
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                                       Executive Vice President and
                                       Chief Financial Officer